Filed pursuant to Rule 497

Registration No. 333-232183

OWL ROCK CAPITAL CORPORATION II

Supplement No. 5 dated March 25, 2020

To

Prospectus dated October 4, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated October 4, 2019 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR PUBLIC OFFERING

Since commencing our initial public offering and through March 24, 2020, we have issued 121,033,155 shares of our common stock for gross proceeds of approximately $1.1 billion, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

On March 25, 2020, we decreased our public offering price from $8.83 per share to $8.74 per share. The decrease in the public offering price will be effective as of the March 25, 2020 weekly closing and first applied to subscriptions in good order from March 19, 2020 through March 25, 2020.

In accordance with our previously disclosed share pricing policy, we determined that a decrease in the public offering price per share was warranted following a decrease in our net asset value per share to $8.30 as of March 25, 2020. As a result of the decrease in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.44 per share and $8.30 per share, respectively.